Exhibit 10.18

EXECUTION VERSION

MORTGAGE AND SECURITY AGREEMENT

Dated as of August 14, 2007

between

WORLD AIRWAYS, INC.

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

in respect of

ONE (1) DC-10-30 AIRCRAFT

Manufacturer’s Serial No. 46922, FAA Registration No. N14075

iii

iv

MORTGAGE AND SECURITY AGREEMENT

This MORTGAGE AND SECURITY AGREEMENT, dated as of August 14, 2007, between WORLD AIRWAYS, INC., a Delaware corporation (together with its successors and permitted assigns, the “Company”), and JPMORGAN CHASE BANK, N.A., a national banking association formed under the federal laws of the United States of America, as Administrative Agent for the benefit of the Lenders and the other Secured Parties (together with its permitted successors and assigns, the “Administrative Agent”);

W I T N E S S E T H :

WHEREAS, pursuant to the Term Loan Agreement, dated as of August 14, 2007 (as amended, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), among New ATA Acquisition Inc. (the “Borrower”), the Lenders parties thereto from time to time (the “Lenders”), the Administrative Agent and the other parties thereto, the Lenders have severally agreed to make term loans to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to the Term Loan Agreement, loans made by the Lenders may be exchanged for Exchange Notes issued pursuant to the Indenture upon the Initial Maturity Date (as each such term is defined in the Term Loan Agreement);

WHEREAS, the Borrower is a member of an affiliated group of companies that, following the consummation of the Merger, will include the Company; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective term loans to the Borrower under the Term Loan Agreement that the Company shall have executed and delivered this Mortgage to the Administrative Agent for the ratable benefit of the Secured Parties;

NOW, THEREFORE, to secure the due and punctual payment of the Obligations, it is hereby covenanted and agreed by and between the parties hereto as follows:

ARTICLE I

DEFINITIONS

Section 1.1.            Certain Definitions.

Unless otherwise defined herein or the context requires otherwise, capitalized terms used herein shall have the meanings set forth in Appendix A hereto.

ARTICLE II

SECURITY

Section 2.1.            Grant of Security Interest.

The Company, in order to secure (i) the prompt payment when due of the Loans and of the other Obligations and (ii) the performance and observance by the Company of all agreements, covenants and provisions contained herein and in the Financing Documents, and in consideration of the premises and of the covenants herein contained, and of other good and valuable consideration, the receipt of which is hereby acknowledged, has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed and does hereby (subject to the terms and conditions hereof) grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm unto the Administrative Agent, its permitted successors and assigns, for the security and benefit of the Secured Parties, forever, a continuing security interest in, and mortgage lien on, all estate, right, title and interest of the Company in, to and under the following described properties, rights, interests and privileges (which, collectively, including all property hereafter specifically subjected to the lien of this Mortgage by any instrument supplemental hereto, are referred to herein as the “Collateral”):

(a)           the Airframe and the Engines, each of which Engines is of 49,120 or more pounds of thrust or its equivalent, and in the case of such Engines, whether or not any such Engine shall be installed in or attached to the Airframe or any other airframe, together with all accessories, equipment, parts and appurtenances appertaining or attached to the Airframe (other than aircraft engines not constituting Engines) or Engines and owned by the Company, whether now owned or hereafter acquired, and all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines and all records, logs, manuals and other documents (“Documents”) at any time maintained with respect to the foregoing;

(b)           any Lease Assignment and all rights thereunder;

(c)           all proceeds with respect to the requisition of title to or use of the Aircraft or any part thereof, and all insurance proceeds with respect to the Aircraft or any part thereof, but excluding any insurance maintained by the Company and not required under the Financing Documents;

(d)           all moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with the Administrative Agent in pledge hereunder and held or required to be held by the Administrative Agent hereunder;

(e)           any and all property that may, from time to time hereafter, in accordance with the provisions of this Mortgage, by delivery or by Mortgage Supplement or by other writing of any kind, for the purposes hereof be in any way subjected to the lien and security interest hereof or be expressly conveyed, mortgaged, assigned, transferred, deposited, in which a security interest may be granted by the Company and/or pledged by the Company, or by any Person authorized to so do on its behalf or with its consent, to and with the Administrative Agent hereunder, who is hereby authorized to receive the same at any and all times as and for additional security hereunder; and

(f)            all proceeds of the foregoing;

PROVIDED, HOWEVER, that notwithstanding any of the foregoing provisions of this Section 2.1, so long as no Event of Default shall have occurred and be continuing, (i) the Company shall have the right, to the exclusion of the Administrative Agent, to quiet enjoyment of the Airframe, Engines and Documents and to possess, use, retain and control (including entering into Leases and Wet Leases with respect to) the Airframe, Engines and Documents and all revenues, income and profits derived therefrom subject to the terms of the Financing Documents, and (ii) the Administrative Agent, shall not, through its own actions or inactions, nor shall it permit any person lawfully claiming by or through it, including, without limitation, any Secured Party to interfere with, or suffer to exist with respect to the Aircraft any Lien attributable to the Administrative Agent or any such person that might interfere with, the Company’s (or any Lessee’s) continued possession, use and operation of, and quiet enjoyment

(including, without limitation, administrative quiet enjoyment) of, the Aircraft, Engines and Documents during the term of this Mortgage in accordance with the terms of the Financing Documents so long as no Event of Default shall have occurred and be continuing.  In view of the foregoing provisions of this paragraph, the Company hereby waives the provisions of Article XVI(1)(a) of the Protocol.

TO HAVE AND TO HOLD the Collateral unto the Administrative Agent, its permitted successors and assigns, forever, upon the terms herein set forth, in trust for the benefit, security and protection of the Secured Parties, without any priority of any Loan, Note or Obligation over any other except as may be separately agreed among the Secured Parties and such other secured parties or as provided herein, and for the uses and purposes and subject to the terms and provisions set forth in this Mortgage.

It is expressly agreed that anything herein contained to the contrary notwithstanding, the Company shall remain liable under each of the Financing Documents to which it is a party to perform all of the obligations assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any of the Financing Documents to which the Company is a party by reason of or arising out of the assignment hereunder, nor shall the Administrative Agent or any Secured Party be required or obligated in any manner to perform or fulfill any obligations of the Company under any of the Financing Documents to which the Company is a party, or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts that may have been assigned to it or to which it may entitled at any time or times.

The Company does hereby irrevocably constitute and appoint the Administrative Agent the true and lawful attorney of the Company (which appointment is coupled with an interest) with full power (in the name of the Company or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys (in each case including insurance and requisition proceeds) and all other property that now or hereafter constitutes part of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceeding that the Administrative Agent may deem to be necessary or advisable in the premises; provided that the Administrative Agent shall not exercise any such rights except upon the occurrence and during the continuance of an Event of Default.

The Company agrees that at any time and from time to time, upon the written request of the Administrative Agent, the Company will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents as the Administrative Agent may reasonably request to obtain the full benefits of the assignment hereunder and of the rights and powers herein granted.

The Company does hereby warrant and represent that it has not assigned or pledged (except any assignment or pledge that has been terminated on or prior to the date hereof) and hereby covenants that it will not assign or pledge, so long as the assignment hereunder shall remain in effect, any of its right, title or interest hereby assigned, to anyone other than the Administrative Agent except to the extent permitted by the Term Loan Agreement.

Section 2.2.            Exclusion for Certain Inflight Equipment.

The Administrative Agent acknowledges and agrees that notwithstanding anything to the contrary herein set forth, the Company may at any time during the term of this Mortgage install a telephone system and/or an inflight entertainment system for passenger use on any Aircraft (collectively, the “Inflight Equipment”) provided that in the case of Inflight Equipment which is owned by a third party and leased to the Company:

(a)           the owner or financier of the Inflight Equipment will have no Lien on or against such Aircraft and no rights with respect to such Aircraft except the right to remove the Inflight Equipment from such Aircraft if such owner, financier or the Company repairs and restores such Aircraft as provided below;

(b)           such right of installation and removal is subject to and conditional upon any such owner or financier repairing any damage to the Aircraft in connection therewith and paying (and holding the Agents and the other Secured Parties harmless with respect to) all costs, expenses and liabilities in connection therewith; and

(c)           prior to the installation of any such Inflight Equipment, the Company shall provide the Administrative Agent with the identity and notice particulars of the owner or financier of such Inflight Equipment. The Administrative Agent acknowledges that, whether or not the requirements of this Section 2.2 are satisfied in full, at all times (i) the leased Inflight Equipment will not constitute a Part or a part of such Aircraft, and (ii) the leased Inflight Equipment will not become subject to the Lien of this Mortgage.

ARTICLE III

COVENANTS OF THE COMPANY

Section 3.1.            [Intentionally left blank].

Section 3.2.            Lease.  Lessee agrees that it shall cause any Lease or Wet Lease of more than six (6) months duration (or, if an Event of Default is continuing, any Lease or Wet Lease regardless of its duration) to be assigned to Administrative Agent at the time such Lease or Wet Lease is entered into pursuant to a Lease Assignment substantially in the form of Exhibit B hereto with such changes as may be requested by Company, the consent of Administrative Agent not to be unreasonably withheld, at least ten (10) days before the intended date of execution thereof.  In connection therewith the Company shall cause (subject to the consent of the Administrative Agent) an Assignment of such Lease or Wet Lease to be registered with the International Registry, and in addition shall take such additional actions as are required under Section 5.18 of the Term Loan Agreement.

Section 3.3.            Identification of Security Interest; Filings.

(a)           As soon as practicable after the date hereof but no later than 60 days after the Closing Date, the Company agrees to affix and maintain (or cause to be affixed and maintained), at its expense, in the cockpit of the Airframe adjacent to the airworthiness certificate therein and on each Engine a nameplate bearing the inscription:

“SUBJECT TO A MORTGAGE AND SECURITY AGREEMENT IN FAVOR OF JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT”

(such nameplate to be replaced, if necessary, with a nameplate reflecting the name of any successor Administrative Agent). Except as above provided or as may be required by Law, the Company will not allow the name of any Person (other than the Company) to be placed on the Airframe or on any Engine as a designation that might be interpreted as a claim of security interest or ownership and will remove any such existing designation no later than the time such nameplate is affixed; provided that nothing herein contained shall prohibit the Company (or any Lessee) from placing its customary colors and insignia on the Airframe or any Engine.

(b)           The Company will take, or cause to be taken, at the Company’s cost and expense, such action with respect to the recording, filing, re-recording and re-filing of this Mortgage, each Mortgage Supplement and each Lease Assignment, and any financing statements or other instruments as are reasonably requested by the Administrative Agent to maintain, so long as this Mortgage is in effect, the perfection of the Lien created by this Mortgage and the other Collateral Documents, or at the request of the Administrative Agent, will furnish to the Administrative Agent such instruments, in execution form, and such other information as may be reasonably requested by the Administrative Agent to enable the Administrative Agent to take such action.

ARTICLE IV

REMEDIES OF THE ADMINISTRATIVE AGENT
UPON AN EVENT OF DEFAULT

Section 4.1.            Event of Default.  For purposes of the Cape Town Convention, a “default” means any Event of Default.

Section 4.2.            Remedies with Respect to Collateral.

(a)           Remedies Available.

Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, this Mortgage shall be in default and the Administrative Agent (in accordance with the provisions of Article 5) may, and upon the written instructions of the Required Lenders shall, do one or more of the following:

(A)          cause the Company, upon the written demand of the Administrative Agent, at the Company’s expense, to deliver promptly, and the Company shall deliver promptly, all or such part of the Airframe or any Engine or other Collateral as the Administrative Agent may so demand to the Administrative Agent or its order, or the Administrative Agent, at its option, may enter upon the premises where all or any part of the Airframe or any Engine or other Collateral are located and take immediate possession (to the exclusion of the Company and all Persons claiming under or through the Company) of and remove the same by summary proceedings or otherwise together with any engine that is not an Engine but which is installed on the Airframe, subject to all of the rights of the owner, lessor, lienor or secured party of such engine; provided that such engine shall be held for the account of any such owner, lessor, lienor or secured party or, if owned by the Company, may at the option of the Administrative Agent, be exchanged with the Company for an Engine;

(B)           sell all or any part of the Airframe and any Engine or other Collateral at public or private sale, whether or not the Administrative Agent shall at the time have possession thereof, as the Administrative Agent may determine, or lease or otherwise dispose of all or any part of the Airframe or such Engine or other Collateral as the Administrative Agent, in its sole discretion, may determine, all free and clear of any rights or claims of whatsoever kind of the Company, provided the same is conducted in accordance with applicable law; or

(C)           exercise any or all of the rights and powers and pursue any and all remedies of a secured party under applicable law, including, without limitation, the Uniform Commercial Code of the State of New York.

Upon every taking of possession of Collateral under this Section 4.2, the Administrative Agent may, from time to time, at the expense of the Administrative Agent, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Collateral, as it may deem proper. In each such case, the Administrative Agent shall have the right to maintain, store, lease, control or manage the Collateral and to exercise all rights and powers of the Company relating to the Collateral in connection therewith, as the Administrative Agent shall deem prudent, including the right to enter into any and all such agreements with respect to the maintenance, insurance, storage, leasing, control, management or disposition of the Collateral or any part thereof as the Administrative Agent may determine; and the Administrative Agent shall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the Collateral and every part thereof, without prejudice, however, to the right of the Administrative Agent under any provision of this Mortgage to collect and receive all cash held by, or required to be deposited with, the Administrative Agent hereunder. Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of storage, leasing, control, management or disposition of the Collateral, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments that the Administrative Agent may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Collateral or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Company), and all other payments that the Administrative Agent may be required or authorized to make under any provision of this Mortgage, as well as just and reasonable compensation for the services of the Administrative Agent, and of all Persons properly engaged and employed by the Administrative Agent.

In addition, the Company shall be liable for all reasonable legal fees and other reasonable out-of-pocket costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of the Administrative Agent’s remedies with respect thereto, including all costs and expenses incurred in connection with the retaking or return of the Airframe or any Engine in accordance with the terms hereof or under applicable law, including, without limitation, the Uniform Commercial Code of the State of New York, which amounts shall, until paid, be secured by the Lien of this Mortgage.

If an Event of Default shall have occurred and be continuing and the Loans shall have been accelerated pursuant to Section 7 of the Term Loan Agreement, at the request of the Administrative Agent the Company shall promptly execute and deliver to the Administrative Agent such instruments of title and other documents as the Administrative Agent may reasonably request to enable the Administrative Agent or an agent or representative designated by the Administrative Agent, at such time or times and place or places as the Administrative Agent may specify, to obtain possession of all or any part of the Collateral to which the Administrative Agent shall at the time be entitled hereunder. If the Company shall for any reason fail to execute and deliver such instruments and documents after such request by the Administrative Agent, the Administrative Agent may obtain a judgment conferring on the Administrative Agent the right to immediate possession and requiring the Company to execute and deliver such instruments and documents to the Administrative Agent, to the entry of which judgment the Company hereby specifically consents to the fullest extent it may lawfully do so.

Nothing in the foregoing shall affect the right of each Secured Party to receive all payments of principal of, and interest on, the Loans held by such Secured Party and all other amounts owing to such Secured Party as and when the same may be due.

(b)           Notice of Sale.

The Administrative Agent shall give the Company at least fifteen (15) days’ prior written notice of the date fixed for any public sale of the Airframe or any Engine or of the date on or after which any private sale will be held, which notice the Company hereby agrees is reasonable notice, and any such public sale shall be conducted in general so as to afford the Company (and any Lessee) a reasonable opportunity to bid.

(c)           Receiver.

If any Event of Default shall occur and be continuing, to the extent permitted by law, the Administrative Agent shall be entitled, as a matter of right as against the Company, without notice or demand and without regard to the adequacy of the security for the Loans or the solvency of the Company, upon the commencement of judicial proceedings by it to enforce any right under this Mortgage, to the appointment of a receiver of the Collateral and of the tolls, rents, revenues, issues, income, products and profits thereof.

(d)           Concerning Sales.

At any sale under this Article, any Secured Party or the Administrative Agent may bid for and purchase the property offered for sale, may make payment on account thereof as herein provided, and, upon compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor.  Any purchaser shall be entitled, for the purpose of making payment for the property purchased, to surrender for the cancellation, all or any part of the Loan (and any Notes evidencing the same) in lieu of cash in the amount that shall be payable thereon as principal and/or accrued interest.  In the event that amounts due on any Loan exceed the amounts being surrendered as aforesaid, such Loan shall be returned to the Secured Parties making such surrender after being stamped or endorsed to show partial cancellation.

Section 4.3.            Waiver of Appraisement, etc., Laws.

To the full extent that it may lawfully so agree, the Company agrees that it will not at any time insist upon, plead, claim or take the benefit or advantage of, any appraisement, valuation, stay, extension, or redemption law now or hereafter in force, in order to prevent or hinder the proper enforcement of this Mortgage or the absolute sale of the Collateral as permitted hereunder, or any part thereof, or the possession thereof by any purchaser at any proper sale under this Article; but the Company, for itself and all who may claim under it, so far as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws. The Company, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the property in the Collateral marshaled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclosure this Mortgage may order the sale of the Collateral as an entirety.

Section 4.4.            Remedies Cumulative.

Subject to the provisions of Section 4.6 below, each and every right, power and remedy herein specifically given to the Administrative Agent or otherwise in this Mortgage shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing in the Financing Documents or at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Administrative Agent, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the time or thereafter any other right, power or remedy. No delay or omission by the Administrative Agent in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Company or to be an acquiescence therein. Notwithstanding the foregoing, nothing herein shall be deemed to permit duplicative recovery by Administrative Agent or any Secured Party of any amount due and owing to it hereunder or under any other Financing Document.

Section 4.5.            Discontinuance of Proceedings.

If the Administrative Agent shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, then and in every such case the Company and the Administrative Agent shall be restored to their former positions and rights hereunder with respect to the property, subject to the Lien of this Mortgage, and all rights, remedies and powers of the Administrative Agent shall continue, as if no such proceedings had been undertaken (but otherwise without prejudice).

Section 4.6.            Concerning the Cape Town Convention.

Without limiting the foregoing, the parties agree that (x) in addition to the remedies set forth in this Article IV or otherwise available to Administrative Agent under this Mortgage and the other Financing Documents, at law or in equity, upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may, but shall not be obligated to, exercise any remedy available to it under the Cape Town Convention (subject, in each case to the requirements and limitations of the Cape Town Convention), including the remedies set forth in Articles 8, 9 and 34 of the Cape Town Convention, but excluding the (a) procurement of the de-registration of the Aircraft (if the Aircraft is registered with the FAA or any successor agency thereto) and the export and physical transfer of the Aircraft or any Engine from the territory (if from a territory within the territorial limits of the United States) in which it is situated pursuant to Article IX of the Protocol (without prejudice to the applicability of other applicable law), and (b) solely to the extent permitted by Article 15 of the Cape Town Convention, the provisions of Chapter III of the Cape Town Convention with regard to default remedies, provided that such exclusion in this clause (b) shall not be applicable (to the extent permitted by Article 15 of the Cape Town Convention) to the extent such default remedies are exercised outside the territorial limits of the United States and in a manner not involving the courts of the United States or of its territorial units; and

(y)           where a remedy is available to it under the Cape Town Convention and also under this Agreement and the other Financing Documents or other applicable law, to the extent permitted by the Cape Town Convention and other applicable law, and subject to the provisions of the previous clause (x), the Administrative Agent may elect under which of the foregoing it shall exercise such remedy.

ARTICLE V

DUTIES OF THE ADMINISTRATIVE AGENT

Section 5.1.            Action Upon Event of Default.

Subject to the terms of Sections 4.2 and 5.3, the Administrative Agent shall take such action, or refrain from taking such action, with respect to an Event of Default (including with respect to the exercise of any rights or remedies under the Collateral Documents) as it may deem advisable in the best interests of the Lenders or as shall be instructed in writing by the Required Lenders. The Administrative Agent may, but shall not be obligated to, take such action, or refrain from taking such action, under or with respect to the Collateral Documents and with respect to such Event of Default as it shall determine to be advisable in the best interests of the Secured Parties.

Section 5.2.            [Intentionally left blank].

Section 5.3.            Indemnification.

The Administrative Agent shall not be required to take any action or refrain from taking any action under Section 5.1 or Article 4 if it shall have reasonable grounds for believing that repayment of any funds expended by it or adequate indemnification against any risks incurred in connection therewith is not reasonably assured to it. The Administrative Agent shall not be required to take any action under Section 5.1 or Article 4, nor shall any other provision of any Collateral Document be deemed to impose a duty on the Administrative Agent to take any action, if the Administrative Agent shall have been advised in writing by independent counsel that such action is contrary to the terms hereof or is otherwise contrary to law.

Section 5.4.            No Duties Except as Specified in Collateral Documents or Instructions.

The Administrative Agent shall not have any duty or obligation to manage, control, use, sell, operate, store, dispose of or otherwise deal with the Aircraft or any other part of the Collateral, or to otherwise take or refrain from taking any action under, or in connection with, any Collateral Document, except as expressly provided by the terms thereof; and no implied duties or obligations shall be read into any Collateral Document against the Administrative Agent. The Administrative Agent nevertheless agrees that it will, at its own cost and expense, promptly take such action as may be necessary duly to discharge any Liens on any part of the Collateral, or on any properties of the Company assigned, pledged or mortgaged under the Collateral Documents, that result from claims against the Administrative Agent in its individual capacity not related to the administration of such properties or any other transaction under this Mortgage or any document included in the Collateral.

Section 5.5.            No Action Except Under Collateral Documents or Instructions.

The Administrative Agent agrees that it will not manage, control, use, sell, operate, store, dispose of or otherwise deal with the Aircraft or other property constituting part of the Collateral or subject to any Lease Assignment except (i) in accordance with the powers granted to, or the authority conferred upon, the Administrative Agent pursuant to the applicable Collateral Documents, or (ii) in accordance with the express terms hereof.

Section 5.6.            Capacity of the Administrative Agent.

The Administrative Agent has been appointed under Section 8 of the Term Loan Agreement, and is acting hereunder, as a “secured party” for purposes of Section 9-102 of the New York Uniform Commercial Code, as a representative party of and for the benefit of the Secured Parties.  Any property held by the Administrative Agent under this Agreement shall be held in trust for the benefit of the Secured Parties and such other secured parties.

ARTICLE VI

SUPPLEMENTS AND AMENDMENTS TO
THIS MORTGAGE AND OTHER DOCUMENTS

Section 6.1.            Supplemental Mortgages.

The Company and the Administrative Agent may, from time to time, enter into a Mortgage or Mortgages supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Mortgage or of modifying in any manner the rights and obligations of the Company under this Mortgage; provided, however, without the consent of each Secured Party directly affected thereby, no such supplemental Mortgage shall, except as provided in Section 6.2:

(i)  create any Lien with respect to the Collateral except such as are permitted by this Mortgage or the Term Loan Agreement, or release the Lien on the Collateral created by this Mortgage except as provided herein or in the Term Loan Agreement; or

(ii)  change the composition of Secured Parties the consent of which is required for any such supplemental mortgage, or the consent of which is required for any waiver (of compliance with certain provisions of this Mortgage, or of certain defaults hereunder and their consequences) provided for in this Mortgage; or

(iii)  modify any provisions of this Section 6.1, except to provide that certain other provisions of this Mortgage cannot be modified or waived without the consent of each Secured Party affected thereby.

Section 6.2.            Exchange Notes; Take-Out Debt.

(a)           The parties hereto agree to supplement, or amend and restate, this Mortgage upon the request of the Administrative Agent in connection with the issuance of Exchange Notes and the execution and delivery of the Indenture in order, as may be reasonably requested or necessary, to (i) replace the Administrative Agent with the Trustee or its designee and (ii) to facilitate compliance of this Mortgage and the Indenture, or of the Trustee, with the Trust Indenture Act of 1939 or any other Federal or state securities laws applicable to this Mortgage, the Indenture or the Exchange Notes or the Trustee.

(b)           The parties hereto agree to supplement, or amend and restate, this Mortgage upon the request of the Company in connection with the issuance of Take-Out Debt, as may be reasonably requested or necessary, to (i) provide for obligations in respect of the Take-Out Debt to be guaranteed and secured hereunder on the same basis as the Exchange Notes and (ii) to facilitate compliance of this Mortgage and any indenture governing the Take-Out Debt, or of the trustee under any such indenture, with the Trust Indenture Act of 1939 or any other Federal or State securities laws applicable to this Mortgage, any such indenture or the Take-Out Debt or any such trustee.

Section 6.3.            Administrative Agent Protected.

If in the opinion of the Administrative Agent any document required to be executed pursuant to the terms of Section 6.1 adversely affects any right, duty, immunity or indemnity in favor of the Administrative Agent under this Mortgage, the Administrative Agent may in its discretion decline to execute such document.

ARTICLE VII

INVESTMENT OF SECURITY FUNDS

Section 7.1.            Investment of Security Funds.

Any monies paid to or retained by the Administrative Agent that are required to be paid to the Company or applied for the benefit of the Company, but that the Administrative Agent is entitled to hold under the terms hereof pending the occurrence of some event or the performance of some act (including, without limitation, the remedying of an Event of Default), shall, until paid to the Company or applied as provided herein, be invested by the Administrative Agent at the written authorization and direction of the Company from time to time at the sole expense and risk of the Company in Permitted Investments. After the occurrence and during the continuance of an Event of Default, Permitted Investments will be selected by the Administrative Agent at its discretion. At the time of such payment or application, there shall be remitted to the Company any gain (including interest received) realized as the result of any such investment (net of any fees, commissions, other expenses or losses, if any, incurred in connection with such investment) unless an Event of Default shall have occurred and be continuing in which event the same shall be held by Administrative Agent until the earlier of (x) such time as there shall not be continuing any such Event of Default or (y) the termination of this Mortgage in accordance with Section 8.1. The Administrative Agent shall not be liable for any loss relating to a Permitted Investment made pursuant to this Article 7. The Company will promptly pay to the Administrative Agent, on demand, the amount of any loss (net of any gains, including interest received) realized as the result of any such investment (together with any reasonable fees, commissions and other expenses, if any, incurred in connection with such investment).

ARTICLE VIII

MISCELLANEOUS

Section 8.1.            Termination of Mortgage.

(a)           Upon the payment in full of the principal of, and accrued interest on, the Loans and any other Obligations then due and payable, the Aircraft and the balance of the Collateral shall be released from the Lien of this Mortgage, and, in such event, this Mortgage shall terminate and this Mortgage shall be of no further force or effect, all without delivery of any instrument or performance of any act by any party and all rights to the Aircraft and the balance of the Collateral shall revert to the Company.  At the written request of the Company following any such termination, the Administrative Agent shall deliver to, or as directed in writing by, the Company any Collateral held by the Administrative Agent hereunder and execute and deliver to the Company such documents as such the Company shall reasonably request to evidence such termination, including an appropriate instrument(s) (in due form for recording) discharging from the International Registry the registration of the International Interest created by this Mortgage (and any other registered interests in the Aircraft in favor of the Administrative Agent).

(b)           If any Collateral shall be sold, transferred or otherwise disposed of by the Company in a transaction permitted by the Term Loan Agreement, then (i) the Lien created hereby on such Collateral shall automatically be released and (ii) the Administrative Agent, at the request of the Company, shall execute and deliver to the Company all releases or other documents reasonably necessary or desirable for the release of the Lien created hereby, including an appropriate instrument(s) (in due form for recording) discharging from the International Registry the registration of the International Interest created by this Mortgage (and any other registered interests in the Aircraft in favor of the Administration

Agent).  In addition, at the request and at the sole expense of the Company, the Administrative Agent agrees to (x) provide to the Company a power of attorney to execute any document reasonably required to permit any sale permitted by the Term Loan Agreement of such Collateral and (y) with respect to any jurisdiction or registration system in which releases executed pursuant to such power of attorney are insufficient to release such Liens, (1) execute in blank any document reasonably required to permit any sale permitted by the Term Loan Agreement of any such Collateral, free of the Liens created hereby (and discharge any registration of such Lien) and (2) authorize the Company to fill in the relevant information to release such Lien (and discharge such registration and file such document when necessary or advisable).

Section 8.2.            Alterations to Mortgage.

This Mortgage shall not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by each of the parties hereto through its duly authorized representative.

Section 8.3.            No Legal Title to Collateral in Lender or Holder.

No Lender or Holder shall have legal title to any part of the Collateral. No transfer, by operation of law or otherwise, of its Loan or Note or other right, title and interest of a Lender or Holder in and to the Collateral or this Mortgage shall operate to terminate this Mortgage or entitle any successor or transferee of such Lender or Holder to an accounting or to the transfer to it of legal title to any part of the Collateral.

Section 8.4.            Sale of the Aircraft by Administrative Agent Is Binding.

Any sale or other conveyance of the Aircraft, the Airframe, any Engine or any other part of the Collateral or any interest therein by the Administrative Agent made pursuant to the terms of this Mortgage shall bind the Administrative Agent, the other Secured Parties and the Company, and shall be effective to transfer or convey all right, title and interest of the Company, the Administrative Agent and the other Secured Parties in and to the Aircraft, the Airframe, any Engine or any interest therein. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Administrative Agent. Notwithstanding the foregoing, nothing herein contained shall be deemed to constitute a waiver by the Company of any right it may have against the Administrative Agent or any other Secured Party as a result of any sale or other conveyance in contravention of the terms and conditions of this Mortgage.

Section 8.5.            Benefit of Mortgage.

Nothing in this Mortgage, whether express or implied, shall be construed to give to any Person other than the Company, the Administrative Agent and the other Secured Parties any legal or equitable right, remedy or claim under or in respect of this Mortgage or any Loan.

Section 8.6.            Section 1110 of the Bankruptcy Code.

It is the intention of the parties hereto that the security interest created hereby entitles the Administrative Agent on behalf of the Secured Parties to all of the benefits of Section 1110 of the Bankruptcy Code in the event of any reorganization of the Company under the Bankruptcy Code subject, in each case, to the relevant provisions of Section 1110.

Section 8.7.            Notices.

All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 8.2 of the Guarantee and Collateral Agreement.

Section 8.8.            Severability.

Should any one or more provisions of this Mortgage be determined to be illegal or unenforceable by a court of any jurisdiction, such provision shall be ineffective to the extent of such illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction. The Company and the Administrative Agent agree, as to such jurisdiction and to the extent permitted by such jurisdiction’s laws, to replace any provision of this Mortgage that is so determined to be illegal or unenforceable by a valid provision that has as nearly as possible the same effect; provided that such replacement provision shall not expand the Company’s or the Administrative Agent’s obligations hereunder.

Section 8.9.            No Waiver; Cumulative Remedies.

No failure on the part of the Administrative Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Administrative Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Section 8.10.          Separate Counterparts.

This Mortgage may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Mortgage including a signature page executed by each of the parties hereto shall be an original counterpart of this Mortgage, but all of such counterparts together shall constitute one instrument.

Section 8.11.          Successors and Assigns.

All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Company and its successors and permitted assigns, and the Administrative Agent and its successors and permitted assigns, and the other Secured Parties, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Secured Party (unless withdrawn by such Secured Party or successor or assign prior to it being acted upon by the Administrative Agent) shall bind the successors and assigns of such Secured Party.

Section 8.12.          Headings.

The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 8.13.          Governing Law.

THIS MORTGAGE IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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Section 8.14.          Normal Commercial Relations.

Anything contained in this Mortgage to the contrary notwithstanding, the Company, any Secured Party, the Administrative Agent or any Affiliate of the Company, any Secured Party or the Administrative Agent may enter into commercial banking or other financial transactions with each other, and conduct banking or other commercial relationships with each other, fully to the same extent as if this Mortgage were not in effect, including, without limitation, the making of loans or other extensions of credit for any purpose whatsoever.

Section 8.15.          Language. All correspondence, documents and any other written matters in connection with this Mortgage shall be in English.

Section 8.16.          Execution of Financing Statements. Pursuant to any applicable law, the Company authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of the Company in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under and in accordance with this Agreement. The Company hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Mortgage to be duly executed by their respective officers, as the case may be, there unto duly authorized, as of the day and year first above written.

WORLD AIRWAYS, INC.

By:	/s/ MARK McMILLIN
Title: General Counsel & Corporate Secretary

JPMORGAN CHASE BANK, N.A., as Administrative
Agent

By:	/s/ JOHN C. RIORDAN
Title: Vice President

APPENDIX A

DEFINITIONS RELATING TO THE
MORTGAGE AND SECURITY AGREEMENT

The definitions stated herein shall apply equally to both the singular and plural forms of the terms defined.  Capitalized terms used herein and not defined herein have the meanings set forth in the Term Loan Agreement.

“Administrative Agent” has the meaning specified in the recitals to the Mortgage.

“Affiliate” has the meaning specified in the Term Loan Agreement.

“Aircraft” means the Airframe, together with the Engines, whether or not any of such Engines may from time to time be installed on such Airframe or may be installed on any other airframe or any other aircraft, as further specified in the Mortgage.

“Airframe” means (A) the DC-10-30 aircraft (excluding the Engines or engines from time to time installed thereon), identified by U.S. registration mark and manufacturer’s serial number in the initial Mortgage Supplement; and (B) any and all Parts so long as the same shall be incorporated or installed in or attached to such Airframe, or so long as the same shall be subject to the Lien of this Mortgage after removal from the Airframe.

“Assignment” has the meaning specified in the Cape Town Convention.

“Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time, and any successor provisions thereof.

“Cape Town Convention” means the official English language texts of the Convention on International Interests in Mobile Equipment and the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment that were signed in Cape Town, South Africa.

“Collateral” has the meaning given such term in Section 2.1 of the Mortgage.

“Collateral Documents” means the Mortgage and each Lease Assignment, if any.

“Company” has the meaning specified in the recitals to the Mortgage.

“Dollars” and “$” means the lawful currency of the United States of America.

“Engine” means: (A) each of the General Electric Model CF6-50C2 listed by manufacturer’s serial number in the initial Mortgage Supplement, whether or not from time to time installed on the Airframe or installed on any other aircraft; and (B) any Replacement Engine that may from time to time be substituted for such Engine; together in each case with any and all Parts incorporated or installed in or attached thereto or so long as such Parts shall be subject to the Lien of this Mortgage after removal from an Engine.

“Events of Default” has the meaning set forth in the Term Loan Agreement.

“Exchange Notes” has the meaning specified in the Term Loan Agreement.

“FAA” mean the United States Federal Aviation Administration, and any agency or instrumentality of the United States government succeeding to its functions.

“FARs” mean the FAA Regulations as in effect from time to time under Title 14 of the United States Code of Federal Regulations, including, without limitation, the Special Federal Aviation Regulations (as applicable), as amended, or any successor or substitute provisions.

“Federal Aviation Act” means the collective reference to the United States Transportation Code (currently codified at Subtitle VII of Title 49 of the United States Code), as amended, or any successor or substitute provisions, and all FARs and other rules, regulations, directives and orders issued or promulgated from time to time thereunder.

“Financing Documents” means the Term Loan Agreement, the other Loan Documents, and if Exchange Notes are outstanding, the Indenture and the Exchange Notes.

“Guarantee and Collateral Agreement” has the meaning specified in the Term Loan Agreement.

“Holders” has the meaning specified in the Term Loan Agreement.

“Indenture” has the meaning specified in the Term Loan Agreement.

“International Interest” has the meaning specified in the Cape Town Convention.

“International Registry” has the meaning specified in the Cape Town Convention.

“Lease” means any lease of the Airframe or any Engine permitted by the terms of the Financing Documents.

“Lease Assignment” means an assignment of a Lease or Wet Lease, substantially the form of Exhibit B hereto.

“Lender” has the meaning set forth in introductory paragraph of the Term Loan Agreement.

“Lessee” means any lessee pursuant to a Lease.

“Lien” means any lien (statutory or otherwise), security interest or other charge or encumbrance of any kind, including any interest registered with the International Registry, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor.

“Loan Documents” has the meaning specified in the Term Loan Agreement.  The term “Loan Documents” shall include the Mortgage, the Mortgage Supplement and each Lease Assignment.

“Loans” means the loans made under the Term Loan Agreement.

“Merger” has the meaning specified in the Term Loan Agreement.

“Mortgage” means the Mortgage and Security Agreement covering the Collateral dated as of August 14, 2007, between the Company and the Administrative Agent, as the same may be amended, modified or supplemented from time to time.

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“Mortgage Supplement” means (a) the Mortgage and Security Agreement Supplement No. 1 dated August 14, 2007, substantially in the form of Exhibit A to the Mortgage and (b) any other supplement to the Mortgage from time to time executed and delivered.

“Notes” has the meaning specified in the Term Loan Agreement.

“Obligations” means all monetary obligations and liabilities of the Company which may arise under or pursuant to this Mortgage, the Guarantee and Collateral Agreement or any other Financing Document to which the Company is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, to the Lenders and, if Exchange Notes are outstanding, to the Trustee or to the Holders, that are required to be paid by the Company pursuant to the terms of this Mortgage, the Guarantee and Collateral Agreement or any other Financing Document).

“Parts” means any and all appliances, parts, instruments, appurtenances, accessories, furnishings, seats, buyer furnished equipment, and other equipment of whatever nature (other than (a) complete Engines or engines, (b) any items leased by the Company from a third party and (c) cargo containers) that may from time to time be incorporated or installed in or attached to any Airframe or any Engine.

“Permitted Investments” means (i) direct obligations of the United States of America and agencies guaranteed by the United States government having a final maturity of 90 days or less from date of purchase thereof; (ii) certificates of deposit issued by, bankers’ acceptances of, or time deposits with, any bank, trust company or national banking association incorporated under the laws of the United States of America or one of the states thereof having combined capital and surplus and retained earnings as of its last report of condition of at least $500,000,000 and having a rating of Aa or better by Moody’s Investors Service, Inc. (“Moody’s”) or AA or better by Standard & Poor’s Corporation (“S&P”) and having a final maturity of 90 days or less from date of purchase thereof; and (iii) commercial paper of any holding company of a bank, trust company or national banking association described in (ii) and commercial paper of any corporation or finance company incorporated or doing business under the laws of the United States of America or any state thereof having a rating assigned to such commercial paper of Al by S&P or P1 by Moody’s and having a final maturity of 90 days or less from the date of purchase thereof; provided that the aggregate amount at any one time so invested in certificates of deposit issued by any one bank shall not be in excess of 5% of such bank’s capital and surplus.

“Person” means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

“Protocol” means the Protocol referred to in the defined term “Cape Town Convention.”

“Replacement Engine” means a General Electric CF6-50C2 engine (or engine of the same manufacturer of the same or a comparable or an improved model and suitable for installation and use on the Airframe) that has a value, utility and remaining useful life (except for maintenance cycle condition) at least equal to the Engine that it is replacing (immediately prior to such replacement), assuming such Engine was of the value, utility and remaining useful life (except for maintenance cycle condition) required by the terms of the Mortgage, and which shall have been made subject to the Lien of the Mortgage.

“Secured Parties” has the meaning specified in the Guarantee and Collateral Agreement.

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“Take-Out Debt” has the meaning specified in the Term Loan Agreement.

“Term Loan Agreement” means the Term Loan Agreement, dated as of August 14, 2007, among New ATA Acquisition Inc., the several lenders from time to time parties thereto, Jefferies Finance LLC, as documentation agent, and JPMorgan Chase Bank, N.A., as administrative agent, as amended, supplemented or otherwise modified from time to time.

“Trustee” has the meaning specified in the Term Loan Agreement.

“Wet Lease” means any arrangement whereby the Company agrees to furnish the Airframe and Engines or engines installed thereon to a third party pursuant to which such Airframe and Engines or engines (i) shall be operated solely by regular employees of the Company possessing all current certificates and licenses that would be required under the Federal Aviation Act for the performance by such employees of similar functions within the United States of America or such other jurisdiction of registry (it is understood that cabin attendants need not be regular employees of the Company) and (ii) shall be maintained by the Company in accordance with its normal maintenance practices.

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Exhibit A
To
Mortgage

MORTGAGE AND SECURITY
AGREEMENT SUPPLEMENT NO.

Mortgage and Security Agreement Supplement No.      dated            , (“Mortgage Supplement”) of [   ] (the “Company”).

W I T N E S S E T H:

WHEREAS, the Mortgage and Security Agreement, dated as of August ☐, 2007, (the “Mortgage”), between the Company and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), provides for the execution and delivery of supplements thereto substantially in the form hereof that shall particularly describe the Aircraft (such term and other defined terms in the Mortgage being used herein with the same meanings), and shall specifically grant a security interest in the Aircraft to the Administrative Agent; and

[WHEREAS, the Mortgage relates to the Airframe and Engines described in Annex A attached hereto and made a part hereof, and a counterpart of the Mortgage is attached to and, made a part of this Mortgage Supplement;](1)

[WHEREAS, the Company has, as provided in the Mortgage, heretofore executed and delivered to the Administrative Agent _ Mortgage Supplement(s) for the purpose of specifically subjecting to the Lien of the Mortgage certain airframes and/or engines therein described, which Mortgage Supplement(s) is/are dated and has/have been duly recorded with the FAA as set forth below, to wit:

Date	Recordation Date	FAA Conveyance Number](2)

NOW, THEREFORE, in order to secure the prompt payment of the Obligations, subject to the terms and conditions of the Mortgage, and in consideration of the premises and of the covenants contained in the Mortgage, and of other good and valuable consideration given to the Company at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Company has mortgaged, assigned, pledged, hypothecated and granted, and does hereby mortgage, assign, pledge, hypothecate and grant, a continuing security interest in, and mortgage lien on, the property comprising all its right, title and interest in and to the Airframe and Engines described in Annex A attached hereto, whether or not such Engines shall be installed in or attached to the Airframe or any other aircraft, to the Administrative Agent, its successors and assigns, for the benefit and security of the Secured Parties;

(1)           Use of Mortgage Supplement No. 1 only.

(2)           Use for all Mortgage Supplements other than Mortgage Supplement No. 1.

To have and to hold all and singular the aforesaid property unto the Administrative Agent, its successors and assigns, for the benefit and security of the Secured Parties and for the uses and purposes and subject to the terms and provisions set forth in the Mortgage.

Notwithstanding the foregoing, for purposes of the International Registry, model references for (i) the Airframe shall be “[   ]” and (ii) each Engine shall be “[   ]”, which, the Company represents and warrants, constitute the manufacturer’s respective generic model designations for such Airframe and Engines (as required to be used pursuant to the “regulations” as defined in the Cape Town Convention).

This Mortgage Supplement shall be construed as supplemental to the Mortgage and shall form a part thereof, and the Mortgage is hereby incorporated by reference herein and is hereby ratified, approved and confirmed and terms not otherwise defined herein shall have the meaning provided in the Mortgage.

THIS MORTGAGE SUPPLEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the Company has caused this Supplement No.     to be duly executed by one of its duly authorized officers, as of the day and year first above written.

[ ]

By:
Title:

Annex A

to Mortgage

Supplement No.

DESCRIPTION OF AIRFRAME AND ENGINES

AIRFRAME

		FAA	Manufacturer’s
Manufacturer	Model	Registration No.	Serial No.
McDonnell Douglas	DC-10-30	N14075	46922

ENGINES

		Manufacturer’s
		Serial
Manufacturer	Model	No.
General Electric	CF6-50C2	455736
General Electric	CF6-50C2	455894
General Electric	CF6-50C2	517833

Each Engine is of 49,120 or more pounds of thrust or its equivalent.

EXHIBIT B to Mortgage and

Security Agreement

FORM OF LEASE ASSIGNMENT

LEASE ASSIGNMENT dated as of                 (this “Assignment”), from [   ], a [   ] [corporation] (the “Assignor”), to JPMORGAN CHASE BANK, N.A., a national banking association formed under the federal laws of the United States of America, as Administrative Agent (the “Assignee”).

W I T N E S S E T H :

WHEREAS, the Assignor and the Assignee have entered into the Mortgage and Security Agreement dated as of August    , 2007 (as the same may be amended, supplemented or otherwise modified from time to time, the “Mortgage”), pursuant to which the Assignor has mortgaged to the Assignee the Aircraft and the other “Collateral” described therein;

WHEREAS, the Assignor, as lessor, is entering into a [Lease Agreement] [Wet Lease Agreement] dated as of                (as the same may be amended, supplemented or otherwise modified from time to time, the “Lease”) with                , as Lessee (the “Lessee”), and, in connection therewith, Assignor desires to assign such Lease as collateral security to Assignee in accordance with the provisions of Section 3.2 of the Mortgage;

WHEREAS, in order to induce the Assignee to accept this Assignment the Assignor has caused the Lessee to execute and deliver in favor of the Assignee a Consent and Agreement substantially in the form annexed hereto as Exhibit A; and

WHEREAS, capitalized terms used in this Assignment that are not otherwise defined in this Assignment are used as they are defined in the Mortgage;

NOW, THEREFORE, in consideration of the promises and obligations contained herein, the parties hereto hereby agree as follows:

1.             Assignment of Lease.  For value received and to secure the due and punctual payment and performance by the Company of the Obligations and the performance and observance by the Company of all agreements, covenants, and provisions contained in the Financing Documents, all of which obligations are hereby incorporated by this reference as fully as if set forth in their entirety herein (the “Obligations”), the Assignor hereby assigns, transfers and conveys to the Assignee, its successors and assigns, all its right, title and interest in, to and under the Lease, including, but not limited to:

(i)            (x) all rents or other amounts or payments of any kind paid or payable by the Lessee under the Lease (including, without limitation, all claims for damages or other sums arising upon sale or other disposition of, or loss of use of or requisition of title or use of, the Aircraft, Airframe, Engines, Parts and related equipment at any time subject to the Lease or upon any Event of Default specified therein (a “Lease Event of Default”) or in respect thereof and all collateral security or credit support with respect to the Lease (whether cash or in the nature of a guarantee, letter of credit, credit insurance, lien on or security interest in property or otherwise) (any such support or collateral security being herein called “Additional Collateral”) for the obligations of the Lessee thereunder as well as all rights of the Assignor to enforce payment of any such rents, amounts or payments, (y) all rights of the Assignor to exercise any election or option to make any decision or determination or to give or receive any notice, consent, waiver or approval or to take any other action under or in respect of the Lease or to accept surrender or redelivery of the Aircraft or any part thereof, as well as the rights, powers and remedies on the part of the Assignor, whether acting under the Lease or by statute or at law or in equity, or otherwise, arising out of any default under the Lease, and (z) any right to restitution from the Lessee or any guarantor of the Lessee in respect of any determination of invalidity of the Lease; and

(ii)           all proceeds of the foregoing;

This Assignment is a present assignment and shall be effective, and the security interests created hereby shall attach immediately upon execution of this Assignment; provided, however, that it is expressly agreed that the Assignee shall not be entitled to exercise or receive, and that the Assignor shall be entitled to exercise and receive, any of the claims, rights, powers, privileges, remedies and other benefits (including, without limitation, the right to receive all moneys due or to become due under or arising out of the Lease) of the Assignor described above (including without limitation, the right to consent, waive or amend any term or provision of any Additional Collateral) unless and until an Event of Default under the Mortgage shall have occurred and be continuing.

2.             Performance of Assignor’s Obligations.  It is expressly agreed that anything herein contained to the contrary notwithstanding, (i) the Assignor shall remain liable under the Lease and all related documentation to perform all of its obligations thereunder, to the same extent as if this Assignment had not been executed, and nothing in the Lease or this Assignment shall relieve the Assignor of any of its obligations under the Mortgage or any of the Financing Documents, (ii) the Assignee shall not have any obligation or liability under the Lease by reason of or arising out of this Assignment, nor shall the Assignee be required or obligated in any manner to perform or fulfill any obligation of the Assignor under or pursuant to the Lease, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or to take any other action to collect or enforce the payment of any amounts to which it or they may be entitled hereunder at any time or times and (iii) at any time when an Event of Default under the Mortgage has occurred and is continuing, at the Assignee’s option, the Assignee may perform, or cause to be performed, all or any part of the obligations and agreements of the Assignor under the Lease or any related documentation, without releasing the Assignor therefrom.  Notwithstanding the foregoing, in the event that the Assignee (or its successors or assigns) exercises any right or power of the Assignor under or with respect to the Lease it shall be liable to perform any corresponding obligations of the Assignor to the Lessee.

3.             Event of Default.  Upon the occurrence of any Event of Default under the Mortgage and at any time thereafter so long as the same shall be continuing, the Assignee may, at its option, exercise any one or more of the remedies set forth below, in the Lease, or that may otherwise be available to it under the New York Uniform Commercial Code or other applicable law, as the Assignee in its sole discretion may determine, which remedies are cumulative and in addition to every other right or remedy provided by law:

3.1           Collection of Lease Payments. The Assignee may collect and retain all rents, proceeds, payments and other moneys due or to become due under the Lease and/or the other property assigned hereunder and apply such amounts to the payment of the Obligations, all as the Assignee, in its discretion, shall determine; and/or

3.2           Maintenance of Lease.  The Assignee may assume all or any part of the Assignor’s right, title and interest in the Lease and/or the other property assigned hereunder and maintain the Lease and/or the other property assigned hereunder in full force and effect, with the Assignee substituted for the Assignor or beneficiary thereunder, and in any such event all of the

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right, title and interest of the Assignor therein shall be extinguished and the Assignee shall be entitled to collect and retain all rents and payments thereunder; and/or

3.3           Sale.  The Assignee may sell in accordance with applicable law at public or private sale, without appraisal, for such price as it may deem fair, the Lease and all the Assignor’s right, title and interest therein, in which case the Assignee will give the Assignor and the Lessee at least 15 calendar days’ notice of the date fixed for any public sale or of the date on or after which will occur the execution of any contract providing for any private sale thereof, and each purchaser at any such sale shall hold such property absolutely free from any claim or right on the part of the Assignor, the Assignor hereby waiving and releasing (to the extent permitted by applicable law) all rights of redemption, stay, appraisal, reclamation and turnover that the Assignor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

4.             Expenses and Fees.  The Assignor shall pay to the Assignee and its successors and assigns on demand all reasonable attorney’s fees and other reasonable out-of-pocket expenses incurred by the Assignee in exercising its rights and remedies provided hereunder and in enforcing the terms hereof.

5.             Waiver; Invalidity Of Remedies.  The Assignor waives any right to require the Assignee to pursue any other remedy it may have against the Assignor or any guarantor or surety or provider of credit support.  The invalidity or unenforceability of any remedy in any jurisdiction shall not invalidate such remedy or render it unenforceable in any other jurisdiction.  The invalidity or unenforceability of any of the remedies provided herein in any jurisdiction shall not in any way affect the right to enforcement in such jurisdiction or elsewhere of any of the other remedies provided herein.

6.             Power of Attorney.  Effective upon the occurrence of an Event of Default under the Mortgage and for so long as such Event of Default shall be continuing, the Assignor does hereby constitute the Assignee, and its successors and permitted assigns, the Assignor’s true and lawful attorney-in-fact, irrevocably with full power (in the name of the Assignor or otherwise) and at the expense of the Assignor but for the use and benefit of the Assignee, at any time after an Event of Default under the Mortgage has occurred and for so long as it is continuing, to enforce each and every term and provision of the Lease and other property assigned hereunder (including, without limitation, the Additional Collateral), to ask, require, demand, receive, collect, compound and give acquittance and discharge for any and all moneys and claims for moneys (in each case including insurance and requisition proceeds) due and to become due under or arising out of the Lease, and other property assigned hereunder (including, without limitation, the Additional Collateral), to endorse any checks or other instruments or orders in connection therewith, to settle, compromise, compound or adjust any such claims, to exercise and enforce any and all claims, rights, powers or remedies of every kind and description of the Assignor under or arising out of the Lease and other property assigned hereunder (including, without limitation, the Additional Collateral), to file, commence, prosecute, compromise and settle in the name of the Assignor or the Assignee or otherwise any suits, actions or proceedings at law or in equity in any court, to collect any such moneys or to enforce any rights in respect thereto on all other claims, rights, powers and remedies of every kind and description of the Assignor under or arising out of the Lease and the other property assigned hereunder (including without limitation, the Additional Collateral) and generally to sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any of such claims, rights, powers and remedies as fully and completely as though the Assignee were the absolute owner thereof for all purposes, and at such times and in such manner as may seem to the Assignee to be necessary or advisable or convenient or proper in its absolute discretion; provided that this power of attorney shall not apply to any right, power or privilege that, by the terms of this Assignment other than this Section 6, is reserved to or not assigned by the Assignor.

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7.             Execution of Additional Documents.  The Assignor agrees that at any time or from time to time, at its own reasonable expense, upon the written request of the Assignee, the Assignor shall promptly and duly execute and deliver any and all such further instruments, documents and financing statements and do such other acts and things as the Assignee may, acting reasonably, deem necessary or desirable in order to obtain the full benefits of this Assignment and the rights and powers granted herein.

8.             Assignment.  The Assignor shall not assign, delegate, pledge or otherwise encumber any of its rights or obligations hereunder except as permitted by the Mortgage or the Term Loan Agreement.

9.             Assignor’s Representations and Warranties.  The Assignor represents and warrants that the Lease is in full force and effect and is enforceable in accordance with its terms as against it (except to the extent enforcement may be affected by bankruptcy, moratorium, reorganization and other laws affecting creditors’ rights in general and governed by principles of equity), that as of the date hereof neither the Assignor nor, to the knowledge of the Assignor, the Assignee is in default thereunder, that a true and correct copy of the executed original of the Lease to be held by the Assignee has been delivered to Assignee, and that it has not assigned, transferred or pledged, and hereby covenants that it will not assign or transfer (except as permitted by Section 8), or pledge, the whole or any part of the rents, moneys, claims, rights, powers, remedies, title or interests hereby assigned to any Person other than the Assignee and its successors and permitted assigns.

10.           GOVERNING LAW.  THIS ASSIGNMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.  THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

11.           Counterparts.  This Assignment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

12.           Miscellaneous.  This Assignment may not be amended, supplemented, modified or waived without the prior written consent of the Assignee and Assignor.  This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  Except as otherwise provided in this Agreement, all notices hereunder shall be in writing and shall be given in the manner and at the addresses provided for notices under the Lease.

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IN WITNESS WHEREOF, the Assignor and the Assignee have duly executed this Assignment as of the date first set forth above.

[ ]
as Assignor

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as Assignee

By:
Name:
Title:

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EXHIBIT A

TO LEASE

ASSIGNMENT

CONSENT AND AGREEMENT

                       , a                         corporation (the “Lessee”), hereby acknowledges receipt of notice of and consents to all the terms of the foregoing Lease Assignment (the “Assignment”, terms being used herein as therein defined or incorporated therein by reference) and agrees that:

1.               The Lessee shall be fully bound by all terms and conditions of the Assignment.

2.               All representations, warranties, indemnities, covenants and agreements of the Lessee hereunder and under the Lease shall inure to the benefit of, and to the extent provided in the Assignment shall be enforceable by, the Assignee, its successors and permitted assigns, to the same extent as if originally named the Lessor therein.

3.               None of the Assignee and its successors and assigns shall be liable for any of the obligations or duties of the Assignor under the Lease except as provided in the Assignment.

4.               Upon receipt of written notice from the Assignee that an Event of Default has occurred under the Mortgage, the Lessee agrees to thereafter pay all rent, reserves, damages and other amounts becoming due and payable under the Lease directly to the Assignee.

5.               The Lessee hereby represents and warrants that (a) the Lessee is a Company validly existing under the laws of the jurisdiction of its organization, (b) the making and performance of the Lease and this Consent and Agreement have been duly authorized by all necessary action on the part of the Lessee, and do not contravene the Lessee’s organizational documents or any indenture, credit or loan agreement or other contractual agreement to which the Lessee is a party or by which it is bound, (c) the Lease constitutes, as of the date thereof and at all time thereafter to and including the date of this Consent and Agreement, and this Consent and Agreement constitutes, legal, valid and binding obligations of the Lessee enforceable against the Lessee in accordance with their respective terms except to the extent such enforceability is affected by moratorium, insolvency, bankruptcy, reorganization and other losses affecting creditors’ rights in general and general principles of equity, and (d) as of the date hereof, no “Event of Default” or “Default” under the Lease has occurred and is continuing.

6.               The Lessee covenants and agrees that if an Event of Default exists under the Mortgage, the Lessee will, at the request of the Assignee, consent to the termination of the Lease and (or, if the Lease has been terminated without such consent, thereupon) enter into a new lease directly with the Assignee in respect of the Aircraft on the same terms and conditions as the Lease.

7.               It is understood that:

(a)           Notices to the Lessee pursuant to or in connection with the Assignment shall be in writing and shall be addressed to the Lessee at [ADDRESS], Attention:                            .

(b)           This Consent and Agreement may be signed in any number of counterparts with the same effect as if the signature to all such counterparts were upon the same instrument, and all such counterparts shall constitute but one instrument.

(c)           This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

8.     The Lessee hereby confirms that as of the date hereof, except for the transactions contemplated by this Consent and Agreement, it has not received notice from any Person of, and has not consented to, any assignment by any Person of any rights in, to or under the Lease.

,
[Name of Lessee]

By:
Title:

Dated:

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